Execution Version

Exhibit 10(pp)

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of January 13, 2023, by and among HERCULES FUNDING IV LLC, a Delaware limited liability company (“Borrower”), the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), GOLDMAN SACHS BANK USA, as a Lender and a Joint Lead Arranger, UMPQUA BANK, as a Lender and a Documentation Agent, ZIONS BANCORPORATION, N.A., dba California Bank & Trust, as a Lender and a Documentation Agent, and MUFG BANK, LTD. (as successor to MUFG Union Bank, N.A., in accordance with the Agency Assignment Agreement (as defined herein), “MUFG”), as the administrative agent for the Lenders, as a Lender, the Swingline Lender, a Joint Lead Arranger and the Sole Bookrunner, with reference to the following facts, which shall be construed as part of this Amendment:

RECITALS

A.
Borrower, Lenders and MUFG, as administrative agent for the Lenders, have entered into that certain Loan and Security Agreement, dated as of February 20, 2020 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of June 18, 2021, by and among the Borrower, MUFG Union Bank, N.A. and the Lenders party thereto, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of June 10, 2022, by and among the Borrower, MUFG Union Bank, N.A., MUFG and the Lenders and as may be further amended, restated, supplemented, replaced, renewed or otherwise modified from time to time, the “Existing Loan Agreement”, as amended by this Amendment, the “Loan Agreement”), pursuant to which Lenders and Agent are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein.
B.
Pursuant to that certain Agency Resignation, Appointment, Assumption and Waiver Agreement, dated as of June 10, 2022 (the “Agency Assignment Agreement”), among MUFG Union Bank, N.A., in its capacity as Agent under the Existing Loan Agreement (in such capacity, “Resigning Agent”), and MUFG, in its capacity as Successor Agent (in such capacity, “Successor Agent”), Borrower and Lenders, the Resigning Agent resigned as administrative agent under the Loan Agreement and the Successor Agent was appointed by the Required Lenders as Agent under the Loan Agreement (in such capacity, “Agent”).
C.
Borrower has requested that Lenders and Agent agree to amend certain provisions of the Existing Loan Agreement, subject to the terms and conditions set forth herein.
D.
Lenders and Agent are willing to amend certain provisions of the Existing Loan Agreement, subject to the terms and conditions set forth herein.

AGREEMENT

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NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

SECTION 1.
Defined Terms. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or established therein.
SECTION 2.
Amendments to Loan Agreement.
(a)
As of the date hereof, the Existing Loan Agreement and Schedule C-1 thereto are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex A attached hereto.

(b) As of the date hereof, Schedule 5.29 to the Existing Loan Agreement is hereby amended and restated in its entirety as set forth in Annex B attached hereto.

SECTION 3.
Conditions Precedent. Notwithstanding any other provision of this Amendment, this Amendment shall be of no force or effect, and Lenders and Agent shall not have any obligations hereunder, unless and until each of the following conditions have been satisfied:
(a)
Each of Borrower, Lenders, and Agent shall have executed (as applicable) and delivered to Agent this Amendment and such other documents (including, but not limited to, that certain First Amendment to Sale and Servicing Agreement, dated as of the date hereof, by and among Borrower, HCI (as Originator and initial Servicer) and Agent, the Collateral Custodian Agreements, the Custody Agreements, the Control Agreements with respect to the Borrower Collection Account, Custodial Account and, subject to Section 6.23 of the Loan Agreement, all other Deposit Accounts and Securities Accounts existing on the date hereof, the Disbursement Letter, the Officers’ Certificates and any legal opinions) as Agent may reasonably request.
(b)
All legal matters incidental to the transactions contemplated hereby shall be completed in a manner reasonably satisfactory to counsel for Agent.
SECTION 4.
Representations and Warranties Regarding Loan Agreement. Borrower hereby represents and warrants to the Lenders and Agent as of the date hereof that:
(a)
the representations and warranties contained in the Loan Agreement and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent that any representations and warranties are qualified by materiality, in which case, such representations or warranties shall be true and correct in all respects, (ii) to the extent specifically made with regard to a particular date, and (iii) for such changes as are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by the Lender Group;

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(b)
as of the date hereof and after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;
(c)
the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by Borrower, and this Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
(d)
the execution, delivery and performance of this Amendment do not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower.
SECTION 5.
Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.
SECTION 6.
Costs and Expenses. Borrower hereby affirms its obligation under the Loan Agreement to reimburse Agent for all Lender Group Expenses paid or incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses of attorneys for Agent with respect thereto, in each case in accordance with Section 17.8 of the Loan Agreement; provided, however, that the reasonable and documented out-of-pocket fees and expenses of DLA Piper LLP incurred in connection with this Amendment and the transactions contemplated herewith shall not exceed $75,000 in the aggregate.
SECTION 7.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.
SECTION 8.
Effect of Amendment; Reaffirmation of Loan Documents.
(a)
The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent, and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”,

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“herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.
(b)
Borrower confirms that all of its obligations under the Loan Documents (as amended by this Amendment) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. Borrower further confirms that the term “Obligations”, as used in the Loan Agreement, shall include all Obligations of Borrower under the Loan Agreement, and each other Loan Document.
(c)
Execution of this Amendment by the Lenders and Agent (i) shall not constitute a waiver of any Default or Event of Default that may currently exist or hereafter arise under the Loan Agreement, (ii) shall not impair, restrict or limit any right or remedy of the Lenders or Agent with respect to any Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (iii) shall not constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Lenders and Agent under the Loan Agreement or any of the other Loan Documents.
SECTION 9.
Termination of Exiting Lender Commitments. Upon payment in full of any outstanding Obligations due and payable to TIAA, FSB, Royal Bank of Canada, HSBC Bank USA, N.A. and First-Citizens Bank & Trust Company (each, an “Exiting Lender” and collectively, the “Exiting Lenders”), the Commitment of each such Exiting Lender shall be terminated, and the rights of each Exiting Lender under the Loan Agreement and other Loan Documents shall be terminated (except for those rights that expressly survive termination thereof), and each Exiting Lender shall be released from its obligations under the Loan Agreement and any other Loan Document (except for those obligations that expressly survive termination thereof). Agent hereby acknowledges that each Exiting Lender has received payment in full of the Obligations (other than any contingent indemnification obligations for which no claim has been made) owing to such Exiting Lender under the Loan Documents.
SECTION 10.
Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

[Remainder of page intentionally left blank with signature pages immediately to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Loan Agreement as of the day and year first above written.

BORROWER:

HERCULES FUNDING IV LLC,
a Delaware limited liability company, as Borrower

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By

Name:

Title:

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MUFG BANK, LTD.,
as Agent, a Lender, Swingline Lender, a Joint Lead Arranger and Sole Bookrunner

By

Name:

Title:

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GOLDMAN SACHS BANK USA,
as a Lender and a Joint Lead Arranger

By

Name:

Title:

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UMPQUA BANK,
as a Lender and a Documentation Agent

By

Name:

Title:

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ZIONS BANCORPORATION, N.A., dba California Bank & Trust,
as a Lender and Documentation Agent

By

Name:

Title:

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CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION,
as a Lender

By

Name:

Title:

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MITSUBISHI HC CAPITAL AMERICA, INC.,
as a Lender

By

Name:

Title:

ANNEX A

LOAN AND SECURITY AGREEMENT

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ANNEX B

SCHEDULE 5.29 TO LOAN AGREEMENT

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